Exhibit 99.1

Contact:
Michael J. Culotta
Executive Vice President and Chief Financial Officer
(502) 627-7475

PHARMERICA REPORTS RESULTS FOR THE FOURTH QUARTER OF 2010
AND YEAR ENDED DECEMBER 31, 2010

Exceeds Adjusted 2010 Guidance

Consummated the Acquisition of Chem Rx and Lone Star Pharmacies

Renegotiated Prime Vendor Agreement

Reports a 16% Increase in Operating Cash Flow

Issues Guidance for 2011

LOUISVILLE, Kentucky (February 24, 2011) – PharMerica Corporation (NYSE: PMC), a national provider of institutional pharmacy and hospital pharmacy management services, today reported the financial results of its fourth quarter of 2010 and year ended December 31, 2010.  The Company had Adjusted EBITDA of $17.8 million in the fourth quarter with annual Adjusted EBITDA of $78.5 million.

Commenting on the Company’s recent developments, Gregory S. Weishar, PharMerica Corporation’s Chief Executive Officer, said, “Although 2010 was a challenging year, we made significant advancements in the fourth quarter to position our business in key markets by acquiring  the Chem Rx and Lone Star Pharmacies.  These acquisitions fortify our market presence in the New York, New Jersey and Texas market areas, and we believe they will be accretive to earnings in 2011.  The acquisitions were funded primarily by cash flow from operations, which increased 16% in 2010 from $85.0 million to $98.2 million.  We also completed the amendment to our Prime Vendor Agreement with AmerisourceBergen, effective January 1, 2011, which provides PharMerica improved pricing, purchasing flexibility and margin opportunities.

“In 2010, we repurchased $10.5 million of common stock pursuant to the Company’s stock repurchase program.  There remains $14.5 million authorized under the program, and the Company may make further purchases from time to time as market conditions warrant.

“In 2011, we plan to heavily invest in customer service and improved operating technologies.  In the short term, these investments will increase SG&A expenses by approximately $6.0 million compared with last year.  We believe these investments will improve customer retention by allowing us to be more proactive in responding to customer needs and that the Company will realize significant long-term benefits.”

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PMC Reports Results for the Fourth Quarter of 2010
   and Year Ended December 31, 2010

February 24, 2011

The results for the fourth quarter as well as the Company’s fiscal 2011 guidance are set forth below:

➢	Key Comparisons of Fourth Quarters Ended December 31, 2010 and 2009:

●
Net income for the fourth quarter of 2010 was $4.7 million, or $0.16 per diluted share, compared with $10.2 million, or $0.33 per diluted share, for the fourth quarter of 2009.  Adjusted earnings per diluted share were $0.20 in 2010 compared with $0.32 in 2009.

●	Cash flow provided by operating activities was $29.4 million compared with $25.4 million in the prior year.

●	Adjusted EBITDA was $17.8 million compared with $25.1 million in the prior year.

➢	Key Comparisons of Years Ended December 31, 2010 and 2009:

●
Net income for the year ended December 31, 2010, was $19.2 million, or $0.64 per diluted share, including an after-tax charge of $3.0 million, or $0.10 per diluted share, related to certain legal claims arising from time periods prior to the 2007 formation of the Company.  Net income for the year ended December 31, 2009, was $42.2 million, or $1.39 per diluted share, including a $4.5 million favorable income tax adjustment.  Adjusted earnings per diluted share were $0.93 compared with $1.30 in the prior year.

●	Cash flow provided by operating activities was $98.2 million compared with $85.0 million in the prior year.

●	Adjusted EBITDA was $78.5 million compared with $102.7 million in the prior year.

Fiscal 2011 Earnings Guidance

The Company announces its fiscal 2011 earnings guidance range as follows:

(in millions, except per share data)	Ranges
Revenues	$2,097 - $2,133
Adjusted EBITDA	$77.0 - $83.0
Depreciation and amortization expense	$30.3 - $29.3
Interest expense, net	$10.9 - $10.7
Tax rate	40.5% - 40.3%
Net income	$21.3 - $25.7
Adjusted diluted earnings per share	$0.72 - $0.87
Common and common equivalent shares outstanding	29.5

The fiscal 2011 earnings guidance does not consider any integration, merger and acquisition related costs or other charges the Company may incur, including but not limited to the application of new accounting pronouncements or other non-recurring charges.  Also, the guidance does not consider the potential impact of the expected conversion to Average Manufacturers Price (“AMP”) or costs to be incurred in 2011 relating to short cycle dispensing as required by the Patient Protection and Affordable Care Act, effective January 1, 2012, because the effect of these items cannot be reasonably estimated at this time.

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PMC Reports Results for the Fourth Quarter of 2010
   and Year Ended December 31, 2010

February 24, 2011

Conference Call

Management will hold a conference call to review the financial results for the fourth quarter and year ended December 31, 2010, on February 25, 2011, at 10:00 a.m. Eastern Time.  To access the live webcast, visit the Investor Relations section of the Company’s website at www.pharmerica.com or go to www.earnings.com.  To access a telephonic replay of the call, which will be available one hour after the conclusion of the call through March 4, 2011, please dial 1-888-286-8010 (617-801-6888 if calling from outside the U.S.) and use passcode 38619461.

About PharMerica

PharMerica Corporation is a leading institutional pharmacy services company servicing healthcare facilities in the United States.  As of December 31, 2010, PharMerica operated 97 institutional pharmacies in 43 states.  PharMerica’s customers are institutional healthcare providers, such as nursing centers, assisted living facilities, hospitals and other long-term care providers.  The Company also provides pharmacy management services to long-term care hospitals.

Forward-looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current estimates, expectations and projections about its future results, performance, prospects and opportunities.  Forward-looking statements include, among other matters, the information concerning the Company’s “guidance” and possible future results of operations, the Company’s ability to purchase acquisition targets, the accretive affect of completed acquisitions on the Company’s operating results and financial position, the impact of recent acquisitions on long-term shareholder value and the Company’s market share, the potential impact of the expected conversion to Average Manufacturers Price, the potential impact of planned investments in customer service and operating technologies and the strength of the Company’s financial performance during 2011.  Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “plan,” “may,” “should,” “will,” “would,” “project” and similar expressions.  These forward-looking statements are based upon information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause the Company’s actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements.  Important factors that could cause the Company’s actual results to differ materially from the results referred to in the forward-looking statements we make in this press release are included in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports, including Quarterly Reports on Form 10-Q, filed with the SEC by the Company.

You are cautioned not to place undue reliance on any forward-looking statements, all of which speak only as of the date of this press release.  Except as required by law, we undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.  All subsequent written and oral forward-looking statements attributable to us or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release and in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports filed with the SEC by the Company.

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PMC Reports Results for the Fourth Quarter of 2010
   and Year Ended December 31, 2010

February 24, 2011
PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENTS
(In millions, except share and per share amounts)

	Three Months Ended December 31,				Year Ended December 31,
	2009		2010		2009		2010
	Amount	% of Revenue	Amount	% of Revenue	Amount	% of Revenue	Amount	% of Revenue
Revenues	$451.4	100.0%	$491.5	100.0%	$1,841.2	100.0%	$1,847.3	100.0%

Cost of goods sold	384.8	85.2	428.9	87.3	1,565.7	85.0	1,607.0	87.0

Gross profit	66.6	14.8	62.6	12.7	275.5	15.0	240.3	13.0

Selling, general and administrative expenses	46.1	10.3	49.5	10.1	190.8	10.4	180.6	9.8

Amortization expense	2.8	0.6	2.4	0.5	9.0	0.5	9.3	0.5

Integration, merger
and acquisition
related costs and
other charges	1.7	0.4	1.8	0.3	5.2	0.3	14.6	0.8

Operating income	16.0	3.5	8.9	1.8	70.5	3.8	35.8	1.9

Interest expense, net	1.0	0.2	1.0	0.2	9.4	0.5	3.6	0.2

Income before income taxes	15.0	3.3	7.9	1.6	61.1	3.3	32.2	1.7

Provision for income taxes	4.8	1.0	3.2	0.6	18.9	1.0	13.0	0.7

Net income	$10.2	2.3%	$4.7	1.0%	$42.2	2.3%	$19.2	1.0%

	Three Months Ended December 31,		Year Ended December 31,
	2009	2010	2009	2010
Earnings per common share:
Basic	$0.34	$0.16	$1.39	$0.64
Diluted	$0.33	$0.16	$1.39	$0.64

Shares used in computing earnings per common share:
Basic	30,332,323	29,190,351	30,266,272	30,007,268
Diluted	30,490,514	29,291,435	30,402,768	30,133,031

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PMC Reports Results for the Fourth Quarter of 2010
   and Year Ended December 31, 2010

February 24, 2011

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except share and per share amounts)

	Dec. 31, 2009	Dec. 31, 2010

ASSETS
Current assets:
Cash and cash equivalents	$51.2	$10.8
Accounts receivable, net	215.3	226.5
Inventory	79.8	88.6
Deferred tax assets	39.8	23.5
Prepaids and other assets	23.6	24.3
	409.7	373.7

Equipment and leasehold improvements	119.6	136.0
Accumulated depreciation	(59.0)	(76.5)
	60.6	59.5

Deferred tax assets, net	21.0	24.9
Goodwill	140.1	193.9
Intangible assets, net	90.8	102.2
Other	2.1	5.7
	$724.3	$759.9

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$59.6	$74.5
Salaries, wages and other compensation	30.9	22.0
Other accrued liabilities	6.4	7.0
	96.9	103.5

Long-term debt	240.0	245.6
Other long-term liabilities	16.5	26.4

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value per share; 1,000,000 shares authorized
and no shares issued at December 31, 2009 and December 31, 2010	–	–
Common stock, $0.01 par value per share; 175,000,000 shares authorized;
30,619,830 shares and 30,696,261 shares issued as of December 31, 2009 and
December 31, 2010, respectively	0.3	0.3
Capital in excess of par value	344.8	349.7
Retained earnings	25.8	45.0
Treasury stock at cost, 1,336,817 shares at December 31, 2010	–	(10.6)
	370.9	384.4
	$724.3	$759.9

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PMC Reports Results for the Fourth Quarter of 2010
   and Year Ended December 31, 2010

February 24, 2011

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)

	Three Months Ended December 31,		Year Ended December 31,
	2009	2010	2009	2010
Cash flows provided by (used in) operating activities:
Net income	$10.2	$4.7	$42.2	$19.2
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation	4.6	4.7	18.0	18.8
Amortization	2.8	2.4	9.0	9.3
Integration, merger and acquisition related costs and other charges	0.2	–	0.4	0.6
Stock-based compensation	1.4	1.5	4.6	4.8
Amortization of deferred financing fees	0.1	0.2	0.4	0.6
Deferred income taxes	5.4	3.2	19.7	12.3
Loss on disposition of equipment	0.2	0.1	0.3	0.3
Other	(0.1)	–	(0.3)	–
Change in operating assets and liabilities:
Accounts receivable, net	7.1	7.1	11.3	28.4
Inventory	(2.5)	3.6	(2.4)	8.1
Prepaids and other assets	(4.2)	(0.2)	(6.2)	4.6
Accounts payable	1.8	10.8	(1.2)	1.5
Salaries, wages and other compensation	(4.8)	(5.9)	(9.8)	(11.2)
Other accrued liabilities	3.2	(2.8)	(1.0)	0.9
Net cash provided by operating activities	25.4	29.4	85.0	98.2

Cash flows provided by (used in) investing activities:
Purchases of equipment and leasehold improvements	(9.3)	(3.8)	(21.6)	(12.6)
Acquisitions, net of cash acquired	(38.8)	(117.1)	(54.7)	(120.7)
Cash proceeds from sale of assets	–	0.1	0.1	0.1
Other	0.1	–	0.1	–
Net cash used in investing activities	(48.0)	(120.8)	(76.1)	(133.2)

Cash flows provided by (used in) financing activities:
Proceeds from long-term revolving credit facility	–	13.2	–	13.2
Repayments of long-term revolving credit facility	–	(7.6)	–	(7.6)
Repayments of capital lease obligations	(0.2)	(0.2)	(0.6)	(0.7)
Issuance of common stock	0.1	–	1.4	0.3
Treasury stock at cost	–	(0.1)	–	(10.6)
Tax benefit from stock-based compensation	0.1	0.2	0.2	–
Net cash provided by (used in) financing activities	–	5.5	1.0	(5.4)

Change in cash and cash equivalents	(22.6)	(85.9)	9.9	(40.4)
Cash and cash equivalents at beginning of period	73.8	96.7	41.3	51.2
Cash and cash equivalents at end of period	$51.2	$10.8	$51.2	$10.8

Supplemental information:
Cash paid for interest	$0.9	$0.9	$11.2	$3.2
Cash paid for taxes	$–	$–	$1.6	$0.4

Supplemental schedule of non-cash activities:
Capital lease obligations	$–	$–	$1.8	$0.4

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PMC Reports Results for the Fourth Quarter of 2010
   and Year Ended December 31, 2010

February 24, 2011

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION

INTEGRATION, MERGER AND ACQUISITION RELATED COSTS AND OTHER CHARGES

The following is a summary of integration, merger and acquisition related costs and other charges incurred by PharMerica for the fourth quarter and year ended December 31, 2009 and 2010 (unaudited).

(In millions, except per share amounts)	Three Months Ended December 31,		Year Ended December 31,
	2009	2010	2009	2010
Integration costs and other charges:
Pre-Pharmacy Transaction litigation matters	$–	$–	$–	$5.0
Professional and advisory fees	0.2	0.1	0.2	2.3
General and administrative	0.4	0.2	0.8	0.7
Employee costs	0.3	0.1	1.5	0.5
Severance costs	0.3	–	0.9	0.6
Facility costs	0.1	0.2	0.8	0.3
Other costs	–	(0.1)	–	–
	1.3	0.5	4.2	9.4
Acquisition related costs:
Professional and advisory fees	0.4	2.4	1.0	3.5
General and administrative	–	0.4	–	1.5
Employee costs	–	0.2	–	0.4
Facility costs	–	–	–	1.3
Contingent Consideration	–	(1.7)	–	(1.7)
Other Costs	–	–	–	0.2
	0.4	1.3	1.0	5.2
Total integration, merger and acquisition related costs and other charges	$1.7	$1.8	$5.2	$14.6
Negative effect on earnings per diluted share	$(0.03)	$(0.04)	$(0.10)	$(0.29)

CUSTOMER LICENSED BEDS UNDER CONTRACT AND PRESCRIPTION DATA

The following is a summary of customer licensed beds under contract and prescription data as of and for the three months and year ended December 31, 2009 and 2010 (unaudited).

(In whole numbers, except where indicated)	Three Months Ended December 31,		Year Ended December 31,
	2009	2010	2009	2010
Customer licensed beds:
Beginning of period	314,324	290,691	321,068	313,873
Additions	12,137	84,385	35,921	95,949
Losses	(12,588)	(11,232)	(43,116)	(45,978)
End of period	313,873	363,844	313,873	363,844

Prescription data:
Prescriptions dispensed (in thousands)	9,590	9,897	39,037	37,826
Revenue per prescription dispensed	$45.64	$48.25	$45.72	$47.31
Gross profit per prescription dispensed	$6.76	$6.12	$6.84	$6.15

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PMC Reports Results for the Fourth Quarter of 2010
   and Year Ended December 31, 2010

February 24, 2011

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION (Continued)

UNAUDITED RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA

(In millions)	Three Months Ended December 31,		Year Ended December 31,
	2009	2010	2009	2010
Net income	$10.2	$4.7	$42.2	$19.2
Add:
Interest expense, net	1.0	1.0	9.4	3.6
Integration, merger and acquisition related costs and other charges	1.7	1.8	5.2	14.6
Provision for income taxes	4.8	3.2	18.9	13.0
Depreciation and amortization expense	7.4	7.1	27.0	28.1
Adjusted EBITDA	$25.1	$17.8	$102.7	$78.5
Adjusted EBITDA margin	5.6%	3.6%	5.6%	4.2%

UNAUDITED RECONCILIATION OF EARNINGS PER DILUTED SHARE
TO ADJUSTED EARNINGS PER DILUTED SHARE

(In whole numbers)	Three Months Ended December 31,		Year Ended December 31,
	2009	2010	2009	2010
Earnings per diluted common share	$0.33	$0.16	$1.39	$0.64
Add: Integration, merger and acquisition related costs
and other charges	0.03	0.04	0.10	0.29
Less: Impact of tax rate matters	(0.04)	–	(0.19)	–
Adjusted earnings per diluted common share after impact of above items	$0.32	$0.20	$1.30	$0.93

UNAUDITED RECONCILIATION OF ADJUSTED EBITDA
TO NET CASH FLOWS FROM OPERATING ACTIVITIES

(In millions)	Three Months Ended December 31,		Year Ended December 31,
	2009	2010	2009	2010
Adjusted EBITDA	$25.1	$17.8	$102.7	$78.5
Interest expense, net	(1.0)	(1.0)	(9.4)	(3.6)
Provision for income taxes	(4.8)	(3.2)	(18.9)	(13.0)
Integration, merger and acquisition related costs and other charges	(1.5)	(1.8)	(4.8)	(14.0)
Provision for bad debt	3.4	5.6	16.6	18.5
Stock-based compensation	1.4	1.5	4.6	4.8
Amortization of deferred financing fees	0.1	0.2	0.4	0.6
Deferred income taxes	5.4	3.2	19.7	12.3
Loss on disposition of equipment	0.2	0.1	0.3	0.3
Other	(0.1)	–	(0.3)	–
Changes in assets and liabilities	(2.8)	7.0	(25.9)	13.8
Net Cash Flows from Operating Activities	$25.4	$29.4	$85.0	$98.2

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PMC Reports Results for the Fourth Quarter of 2010
   and Year Ended December 31, 2010

February 24, 2011

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION (Continued)

Use of Non-GAAP Measures

PharMerica calculates Adjusted EBITDA as provided in the reconciliation above and calculates Adjusted EBITDA Margin by taking Adjusted EBITDA and dividing it by revenues.  PharMerica calculates and uses Adjusted EBITDA as an indicator of its ability to generate cash from reported operating results.  The measurement is used in concert with net income and cash flows from operations, which measure actual cash generated in the period.  In addition, PharMerica believes that Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance and the ability to incur and service debt and make capital expenditures.  Adjusted EBITDA, as defined in the Company’s Credit Agreement, is used in conjunction with PharMerica’s debt leverage ratio and this calculation sets the applicable margin for the quarterly interest charge.  Adjusted EBITDA, as defined in the Company’s Credit Agreement, is not the same calculation as this Adjusted EBITDA table.  Adjusted EBITDA does not represent funds available for PharMerica’s discretionary use and is not intended to represent or to be used as a substitute for net income or cash flows from operations data as measured under U.S. generally accepted accounting principles (“GAAP”).  The items excluded from Adjusted EBITDA but included in the calculation of PharMerica’s reported net income and cash flows from operations are significant components of the accompanying unaudited condensed consolidated income statements and cash flows, and must be considered in performing a comprehensive assessment of overall financial performance.  PharMerica’s calculation of Adjusted EBITDA may not be consistent with calculations of EBITDA used by other companies.

PharMerica calculates and uses adjusted earnings per diluted share, exclusive of the impact of integration, merger and acquisition related costs and other charges and the impact of the favorable tax rate, as an indicator of its core operating results.  The measurement is used in concert with net income and earnings per diluted share, which measure actual earnings per share generated in the period.  PharMerica believes the exclusion of these charges in expressing adjusted earnings per share provides management with a useful measure to assess period to period comparability and is useful to investors in evaluating PharMerica’s operating results from period to period.  Adjusted earnings per diluted share, exclusive of the impact of integration, merger and acquisition related costs and other charges and the impact of the favorable tax rate, does not represent the amount that effectively accrues directly to stockholders (i.e., such costs are a reduction in earnings and stockholders’ equity) and is not intended to represent or to be used as a substitute for earnings per diluted share as measured under GAAP.  The impact of integration, merger and acquisition related costs and other charges and the impact of the favorable tax rate excluded from the earnings per diluted share are significant components of the accompanying unaudited condensed consolidated income statements, and must be considered in performing a comprehensive assessment of overall financial performance.

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